                                                                   EXHIBIT 10.15


                                                   [HUGHES NETWORK SYSTEMS LOGO]

                               AMENDMENT #2 TO THE
                              TERMS AND CONDITIONS

                                       FOR

                                    38GHZ ODU

                                     BETWEEN

                             HUGHES NETWORK SYSTEMS
                    A HUGHES ELECTRONICS CORPORATION COMPANY
                             11717 EXPLORATION LANE
                           GERMANTOWN, MARYLAND 20876

                                       AND

                               ENDGATE CORPORATION
                                 321 SOQUEL WAY
                           SUNNYVALE, CALIFORNIA 94086

                             DATE: JANUARY 14, 2000

                           CONTRACT NO.: JBG-020798-1











[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                        NOTICE OF PROPRIETARY INFORMATION

               All information contained in or disclosed by this document is confidential and proprietary to Hughes Network Systems. By accepting this material the recipient agrees that this material and the information contained therein will be held in confidence and will not be reproduced, disclosed, or used in whole or in part except for purposes of this document.

                               AMENDMENT #2 TO THE
                              TERMS AND CONDITIONS
                             FOR 38 GHZ ODU BETWEEN
                 HUGHES NETWORK SYSTEMS AND ENDGATE CORPORATION
                           (CONTRACT NO. JBG-020798-1)

         THIS AMENDMENT #2 ("Amendment #2"), effective as of January 14, 2000, to the Terms and Conditions for 38 GHZ ODU Between Hughes Network Systems and Endgate Corporation (Contract No. JBG-020798-1) (the "Terms and Conditions"), dated March 13, 1998, between Hughes Network Systems, a Hughes Electronics Corporation company, having its principal place of business at 11717 Exploration Lane, Germantown, Maryland 20876 (hereinafter "Hughes" or "HNS") and Endgate Corporation, having its principal place of business at 321 Soquel Way, Sunnyvale, CA 94086 (hereinafter "Endgate"), as amended by Amendment #1 to the Terms and Conditions, dated as of October 5, 1998, to provide for 24 GHZ ODUs (the Terms and Conditions, as amended by Amendment #1, hereinafter are referred to as the "Agreement"), is entered into by and between Hughes and Endgate.

                                   WITNESSETH:

         WHEREAS, on March 13, 1998, Hughes and Endgate entered into the Terms and Conditions under which Endgate agreed to develop and manufacture a 38-GHZ Radio Integrated Outdoor Unit for Subscriber and Hub Stations (the "38-GHZ ODU") for the prices and with the specifications incorporated into that contract and pursuant to a delivery schedule specified in the contract; and

         WHEREAS, on October 5, 1998, Hughes and Endgate entered into Amendment #1 to the Terms and Conditions, pursuant to which Endgate agreed to develop and manufacture a 24-GHZ Radio Integrated Outdoor Unit for Subscriber and Hub Stations (the "24-GHZ ODU") for the prices and with the specifications set forth in the Amendment #1 and pursuant to a delivery schedule specified therein; and

         WHEREAS, Hughes represents that it has relied on the Agreement, as amended, in entering into separate contracts with two of its customers, which contracts utilize the units to be developed and produced by Endgate hereunder; and

         WHEREAS, the parties are desirous of entering into this Amendment #2, so as to assure the most expeditious possible satisfaction of the needs of HNS' customers.

         NOW THEREFORE in consideration of the mutual covenants herein expressed, and for the reasons set forth above, the Parties hereto agree as follows:

1. ARTICLE - SCOPE OF WORK hereby is amended to add the following new Paragraph after the existing Paragraphs of this Article:

         Contractor shall complete the Development Phase as defined in the Agreement and shall deliver the remaining units of Work as detailed in the Memorandum Of Agreement dated July 1, 1999, annexed hereto as Exhibit A and made a Part hereof. The units of Work shall comply with the Gamma level

         Specifications previously agreed to between the parties, as attached hereto as Attachment 3, and set forth as follows:

  1024668 Revision A             38 GHz RADIO INTEGRATED OUTDOOR UNITS FOR
                                 SUBSCRIBER AND HUB STATIONS
  1025231 Revision A             HUB ANTENNA, POINT TO MULTIPOINT
  1026128 Revision A             DEMS ODU, Technical Specification

The Development Phase shall be deemed to be complete upon acceptance of the Work specified above in accordance with the Article of this Contract entitled ACCEPTANCE. To the extent this new Paragraph is inconsistent with the provisions of the preceding Paragraphs of this Article, this new Paragraph shall control.

2. ARTICLE - PRICE AND PAYMENT hereby is amended to add new Paragraph D as follows:

D. Notwithstanding any provision of Paragraph A through C of this Article to the contrary, for the Development Phase, the price charged by Contractor shall be in accordance with the Memorandum Of Agreement dated July 1, 1999 (Exhibit A hereto). To the extent this new Paragraph D is inconsistent with the provisions of Paragraphs A through C of this Article, this paragraph D shall control.

3. ARTICLE - PRODUCTION PHASE AND PURCHASE ORDERS hereby is amended (i) to delete Paragraphs C and D, and to restate them as follows:

C. Endgate shall manufacture the products specified in Attachment 2 in accordance with the applicable Specifications and at prices not to exceed those shown in Attachment 2, which is annexed hereto and made a part hereof. The prices shown in Attachment 2 include HNS supplied items which HNS shall procure and/or manufacture in accordance with the applicable Specifications and sell to Endgate. The terms of any such sales to Endgate by HNS are defined below in the Article entitled HNS Supplied Items.

D. Subject to Paragraph E below, Hughes shall have the right to procure all, some or none of the Contractor Supplied Products at Hughes' sole discretion.

(ii) to add the following new Paragraphs E, F, G, H and I:

E. HNS shall purchase, on a non-exclusive basis, 38GHZ ODU's and 38GHz and 24GHZ MmW Decks from Endgate as required to satisfy HNS requirements during calendar year 2000. Endgate shall acquire the necessary materials, personnel, equipment and facilities to be ready to manufacture said ODU's and MmW Decks, as described in Attachment 2, in accordance with the agreed upon leadtime. HNS agrees to purchase the following:

                  [*]

         from Endgate during calendar year 2000 as necessary to satisfy firm customer orders. Endgate shall confirm receipt of Purchase Orders received from Hughes within five (5) business days of

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         receipt by signing a copy of any such Hughes Purchase Order and returning signed copy by fax to Hughes.

F. Endgate shall deliver the items specified in Paragraph E above as follows:

         MmW Decks and ODU's shall be delivered in accordance with the ramp schedule per Exhibit B attached hereto. Exhibit B is Endgate's committed schedule for delivery and is subject to availability of HNS Material. It is understood by the parties that the target date to complete delivery of the quantity of MmW Decks and ODU's as shown in Exhibit B shall be November 30, 2000 for the MmW Decks and September 30, 2000 for ODU's. HNS shall have the right to cancel any open balance due under valid purchase orders, without liability to HNS, in the event that Endgate falls behind agreed to delivery schedules as defined in Exhibit B, or as agreed to in any Production Purchase Orders issued, during any calendar month by [*] or more of the quantity due to have shipped.

G. Pursuant to a Technology Transfer Agreement substantially in the form set forth as Annex T to this Amendment #2, for all modules of the ODU except for the Tx Mix Module, Rx Module, and the Antennas, Endgate shall provide to Hughes, immediately upon their availability or, as of the effective date of this Amendment #2, has already provided, all pertinent and required documentation, including, but not limited to, design review materials, theory of operations, prototype test data, MTBF predictions, reliability analysis, junction temperature analyses, parts stress analyses, software, artwork, test procedures, test software, know-how, firmware, specifications, parts lists, drawings, assembly and other production drawings, tooling, production test fixture equipment lists, production test fixture schematics and/or wiring list, lists of special jigs or fixtures used for test, etc. (the "Pertinent Materials") such that Hughes, at its sole option, is able to design, modify, manufacture, and/or have manufactured, test, and evaluate the "Endgate Modules" (Endgate Modules shall mean all modules of the Endgate Gamma ODU design for both the 24GHz ODU and the 38GHz ODU with the exception of the Tx Mix, Rx and Antennas). Endgate hereby grants to Hughes, a royalty-free, non-exclusive, irrevocable, worldwide license in and to any Endgate and any third-party intellectual property rights (but only to the extent that Endgate is permitted to grant such license to third party rights) in the Pertinent Materials to use the same to design, modify, manufacture, and/or have manufactured, test and evaluate the HNS Materials.

H. Notwithstanding Paragraph F above, with respect to the Tx Mix Module, Rx Module and Antennas, solely upon the occurrence of a "Trigger Event" (as defined below), Endgate hereby grants HNS an irrevocable, nonexclusive, non-sublicensable, non-transferable, royalty-free, worldwide license to the Pertinent Materials for the Tx Mix Module, Rx Module and Antennas which shall allow HNS to make or have others make, solely in the event of a Trigger Event the Tx Mix Module, Rx Module and/or Antennas deliverable under this Contract, whether as stand alone or integrated into Products, for use by HNS or for sale or lease or resale by HNS. For purposes of this Section, a "Trigger Event" means

     (i) (A) all or a substantial portion of the Endgate's assets are transferred to an assignee for the benefit of creditors, to a receiver or to a trustee in bankruptcy, (B) a proceeding is commenced by or against Endgate for relief under bankruptcy or similar laws and such proceeding is not dismissed or vacated within sixty (60) days, or (C) Endgate is adjudged bankrupt.

     (ii) Endgate fails to deliver Products to HNS for sixty (60) days after the agreed-upon delivery date specified in the applicable Purchase Order and Endgate has failed to deliver such Product within ten

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     business (10) days of HNS' written notice demanding delivery; provided, however, that to the extent that the Trigger Event described in this clause H (ii) pertains only to either one of the ODU or Antenna (but not both) (the "Trigger Product") then the license granted pursuant to such Trigger Event shall be limited to the Pertinent Materials specific to the Trigger Product but shall not include Pertinent Materials that relate only to the other Product.

I. Endgate hereby represents and warrants that it holds or timely will obtain all necessary rights and consents to make such Pertinent Materials available to Hughes for the purposes set forth herein to assure that Hughes is not exposed to liability to third-parties who may claim intellectual property rights in and to said Pertinent Materials. Endgate hereby agrees to defend HNS against any actions suits or proceedings asserted by any such third party in connection with intellectual property rights asserted by such third party in and to the Pertinent Materials, and to indemnify HNS and hold HNS harmless for any losses, costs or damages awarded against HNS in such actions, suits or proceedings, provided that Endgate is given prompt written notice of any such action, suit or proceeding and sole control over the defense or settlement thereof.

and (iii) to redesignate original Paragraph F of this Article of the Agreement as new Paragraph J.

To the extent that amended Paragraph C and D or new Paragraph E, F, G, H, and I are inconsistent with the provisions of this Article before amended, the new Paragraph C, D, E, F, G, H, and I, shall control.

4. A new Article to the Agreement hereby is added as follows:

ARTICLE - HNS SUPPLIED ITEMS

A HNS supplied items ("HNS Material") shall be defined as the items listed in Attachment 1. HNS shall deliver HNS Materials pursuant to Purchase Orders that conform to the terms of this Contract.
B.       HNS shall sell HNS Material to Endgate at prices set by HNS.
         Any prices for HNS Material listed in Attachment 2 are estimates only and not to be considered firm prices, provided, however, that Endgate's total unit prices set forth in Attachment 2 are dependent on the prices for HNS Materials, solely to the extent that the price for HNS Materials may increase or decrease. Endgate's total unit price shall only be subject to change should HNS alter the prices of the HNS Materials and only to the extent of the change (increase or decrease). Furthermore, should HNS sell HNS Materials to Endgate at prices less than shown in Attachment 2, Endgate shall be required to reduce total unit prices charged HNS to the extent HNS reduced the price.
C. Endgate agrees that any HNS Material sold to Endgate by Hughes shall not be subject to any administrative mark-up, including but not limited to, handling charges, overhead application, profit, general and administrative (G&A) burden, taxes, duties, etc. when resold to HNS, whether or not said HNS Material has been integrated with other equipment.
D. HNS shall procure and/or manufacture HNS Material in accordance with Endgate designs and in accordance with Endgate-supplied specifications, provided however, that HNS may at, its sole option, elect to modify the designs to improve yields and/or costs provided that the required functionality is maintained. Any designs modified by HNS will be identified by HNS part numbers.
E. HNS Material sold by Hughes to Endgate shall be supplied FOB, Sunnyvale California.
F. HNS shall retain a security interest in any HNS Material sold to Endgate until payment by Endgate for HNS Material is received by HNS.

G. Endgate shall not be considered in breach of this Contract to the extent that any non-compliance is caused by or attributable to any HNS Materials that do not conform to HNS specifications or that are delivered after the agreed upon delivery date(s). Endgate has no liability under this Amendment #2 for any defects in materials or workmanship in any HNS Materials furnished to Endgate hereunder. Notwithstanding Paragraph F of the Article Production Phase And Purchase Orders above, HNS hereby agrees to defend Endgate against any actions suits or proceedings asserted by any third party in connection with any such defects or any infringement of third party intellectual property rights to the extent that the defect or infringement arise from any modification to the design of any of the HNS Materials, and to indemnify Endgate for any losses, costs or damages awarded against Endgate in such actions, suits or proceedings, provided that HNS is given prompt written notice of any such action, suit or proceeding and sole control over the defense or settlement thereof.

5.   A new Article to the Agreement hereby is added as follows:

ARTICLE - WAIVER OF CERTAIN RIGHTS BY ENDGATE

         Endgate hereby waives any claim, right, or cause of action, and hereby agrees not to assert any claim, right or cause of action against Hughes, or any third party contractor or manufacturer of Hughes, based on any allegation that the manufacture, modification, use, sale, or importation of any item manufactured or delivered or scheduled to be manufactured or delivered by HNS or by HNS subcontractors under this Agreement as amended infringes any Endgate intellectual property rights. The provisions of this Article shall survive the termination of this Agreement as amended.

6.   A new Article to the Agreement hereby is added as follows:

ARTICLE - WAIVER BY HUGHES AND WAIVER BY ENDGATE

     Upon completion by Endgate of the Development Phase, as described in
Section 1 of this Amendment #2, and of its obligations with respect to delivery of the Pertinent Materials as contemplated by this Amendment #2, HNS will provide Endgate a notice of completion and a general release of all claims arising in connection with Endgate's performance of the Development Phase of this Agreement. Except as provided by the preceding sentence, the parties agree that nothing in this Amendment #2 is a waiver of or limitation upon any right or remedy afforded to HNS by the Agreement or at law, and that any such right or remedy remains in full force and effect. The parties further agree that, by this Amendment #2, HNS does not waive any default by Endgate that may have occurred under the Agreement up to and including this effective date of this Amendment #2.

     Furthermore, upon completion by Endgate of the Development Phase, as described in Section 1 of this Amendment #2, and of its obligations with respect to delivery of the Pertinent Materials as contemplated by this Amendment #2. Endgate hereby releases and forever discharges HNS, its affiliates, successors, representatives, assigns, agents, employees, officers, directors, contractors, and all other persons and entities whatsoever from all manner of actions and causes of action, debts, dues, liabilities, controversies, claims, and demands of every kind and nature, known or unknown, vested or contingent, including without limitation all claims for personal injury, property damage, or other damages, injuries or losses, arising out of or relating in any way to the

Contract up to and including the effective date of this Amendment #2.

7.   ARTICLE - RIGHTS TO MANUFACTURE hereby is amended as follows:

HNS, at its sole option, may request and Contractor shall provide all pertinent and required documentation, including soft, rare, artwork, test procedures, specifications, parts lists, drawings, etc., as escrowed pursuant to the Article of this Contract entitled ESCROW OF DESIGN RIGHTS AND DOCUMENTATION, necessary for HNS to manufacture or have manufactured, test, support, use, sell and resell the Product(s) should any of the circumstances listed in the Article of this Contract TERMINATION FOR DEFAULT or in Paragraph H of the Article of this Contract entitled PRODUCTION PHASE AND PURCHASE ORDERS, as amended, occur or in the event this Contract is terminated under the provisions of the Article of this Contract TERMINATION FOR DEFAULT.

     Further, the right to manufacture shall be granted as a non-exclusive, worldwide, unrestricted, non-transferable, royalty free right to HNS. Contractor shall also provide reasonable consultation of its key personnel at no cost to HNS other than the reasonable and actual travel and living costs should HNS require any travel.

8. ARTICLE - TERMINATION FOR CONVENIENCE -hereby is amended to delete Paragraph A, Section 3 and restate as follows:

     3. For the Production Phase and any Production Purchase Orders, HNS liability, which shall not include any non-recurring engineering costs, shall be limited in accordance with HNS' notice of Termination prior to the scheduled delivery date as follows:

                   For Antennas:
                   NOTICE                     LIABILITY
                   [*]                        [*]

                   For MmW Decks & ODU's:
                   NOTICE                     LIABILITY
                   [*]                        [*]


9. Each party, hereby represents and warrants that it has taken all corporate action and has all necessary corporate authority to enter into this Amendment #2 and to perform as set forth hereunder.

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment #2 to the Agreement as of the effective date first set forth above.

                                   HUGHES NETWORK SYSTEMS


     ATTEST:                       BY:        /S/ SURESH ARORA
            ------------------         ---------------------------------
                                   NAME:      SURESH ARORA
                                        --------------------------------
                                   TITLE:     VICE PRESIDENT
                                         -------------------------------

                                  ENDGATE CORPORATION

     ATTEST:                       BY:        /S/ STEVE LAYTON
           -------------------          ---------------------------------
                                   NAME:      STEVEN LAYTON
                                        --------------------------------
                                   TITLE:     DIRECTOR OF SALES
                                         -------------------------------
                                                11/15/00

                                 ATTACHMENT - 1

DESCRIPTION                        38GHZ PART NUMBER         24GHZ PART NUMBER

MMWAVE DECK

         Subscriber                                          1028674-0001
         Hub                                                 1028674-0002

         Hub - Low                 1028674-0003
         Hub - High                1028674-0004

         Subscriber - Low          1028674-0005
         Subscriber - High         1028674-0006

COMPLETE ODU

         Subscriber - Low          1028720-0001
         Subscriber - High         1028720-0002

         Hub - Low                 1028720-0003
         Hub - High                1028720-0004


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These documents are referenced in the assembly drawings identified above.

mmWave Deck             1028664                   1028662

ODU                     TBD-1                        -

Power Amplifier         1028296-0002              1028296-0001

Synthesizer             1028295-0001              1028292-0002

                                 ATTACHMENT - 2

MmWave Decks; 24GHz & 38GHz Combined

----------------------------------------------------------------------------------------------------------
                                  [*]          [*]           [*]          [*]              [*]
----------------------------------------------------------------------------------------------------------
                                  [*]          [*]           [*]          [*]              [*]
----------------------------------------------------------------------------------------------------------
                                  [*]          [*]           [*]          [*]              [*]
----------------------------------------------------------------------------------------------------------

[*]

2)Endgate material and/or labor does not include any HNS content
Upside Potential [*] Decks

----------------------------------------------------------------------------------------------------------
                                  [*]          [*]           [*]          [*]              [*]
----------------------------------------------------------------------------------------------------------
                                  [*]          [*]           [*]          [*]              [*]
----------------------------------------------------------------------------------------------------------

[*]

2)Endgate material and/or labor does not include any HNS content 38GHz ODU's

----------------------------------------------------------------------------------------------------------
[*]                               [*]          [*]           [*]             [*]           [*]
----------------------------------------------------------------------------------------------------------
[*]                               [*]          [*]           [*]             [*]           [*]
----------------------------------------------------------------------------------------------------------
[*]                               [*]          [*]           [*]             [*]           [*]
----------------------------------------------------------------------------------------------------------

[*]

2)Endgate material and/or labor does not include any HNS content



ANTENNAS                               U/Price
Subscriber Antenna                     [*]
24GHz and/or 38GHz
                                       U/Price
Hub Antenna                            [*]
24GHz and/or 38GHz

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                          ATTACHMENT - 3 SPECIFICATIONS

         SUBSCRIBER ANTENNA                                   1028836 REV. A

         HUB ANTENNA                                          1025231 REV. B

         38GHZ ODU                                            1029000 REV. A

         38GHZ MMW DECK                                       1028664 REV. A

         24GHZ MMW DECK                                       1028662 REV. B

                                   EXHIBIT - A

                             Memorandum of Agreement

This Memorandum of Agreement is intended to establish a new and mutually agreeable payment schedule for HNS Purchase Order Numbers P241537 and 30060 against Contract Number JBG-020798-1. This Memorandum of Agreement will be in effect until a new contract agreement superceding Contract Number JBG-020798-1 is finalized. The new contract will be established on or before 13 August 1999.

The current contract status is:

Total Purchase orders released are                                 [*]
Total billed to date                                               [*]
Total paid to date                                                 [*]

Unpaid as of 7/1/99 Inv, #400425 6/28/99                           [*]

Open contract balance                                              [*]

Number of Units left to ship                                       [*]

It is agreed that the remaining purchase order balance will be divided equally across the number of units remaining to be delivered. This results in a per unit cost of [*] which will be invoiced at the time of shipment and paid per the payment terms below.

Payment terms remain Net 30 days, FOB Sunnyvale CA. Acceptance is Sunnyvale, CA.

Signed and accepted.

ENDGATE CORPORATION                                  HUGHES NETWORK SYSTEMS



/S/ EDWARD A. KEIBLE                                 /S/ SURESH K. ARORA
---------------------------                          ---------------------------
Edward A. Keible                                     Suresh K. Arora
President         July 1, 1999                       Vice President    2/1/99

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT - B

Delivery schedule at execution of this Amendment #2 is TBD. Final schedule shall be defined and attached to this Agreement no later than January 14, 2000. The preliminary understanding between the parties is that at worst case, Endgate shall meet the Production Delivery schedule presented by Bob Hendrix during the specification review meeting at HNS held on 12/17/99.

                                     ANNEX T

                          TECHNOLOGY TRANSFER AGREEMENT

         THIS Technology Transfer Agreement (the "Agreement") shall be effective on the date of last signature (the "Effective Date") to Amendment #2 to the Terms and Conditions for 38 GHz ODU ("Amendment #2") made between Hughes Network Systems, having its principal place of business at 11717 Exploration Lane, Germantown, Maryland 20876 ("HNS"), and Endgate Corporation, having its principal place of business at 321 Soquel Way, Sunnyvale, CA 94086 ("Endgate").

                                   WITNESSETH:

         WHEREAS, Amendment #2 requires that Endgate provide to HNS certain materials, information, and documentation (collectively, the "Pertinent Materials", defined in Amendment #2); and

         WHEREAS, Endgate and HNS desires to set forth the terms and conditions controlling the provision of the Pertinent Materials from Endgate to HNS.

         NOW THEREFOR, the Parties hereto, in consideration of the mutual covenants herein expressed, agree with each other as follows:

1.   DEFINITIONS

         "Intellectual Property Rights" means patents, registered design rights and applications for any of the foregoing, copyright, unregistered design rights, topography rights and all forms of protection of any similar nature (including all such rights in software) which may subsist in any part of the world for the full term of such rights including any extension to the term of such rights.

2.   TRANSFER OF PERTINENT MATERIALS

         Immediately upon the availability to Endgate thereof, Endgate shall provide to HNS a copy of the Pertinent Materials. The Pertinent Materials shall be provided to HNS per the previously agreed to process (electronic file transfer where possible and by another mutually agreed to process if needed). HNS in its sole discretion may require. For the avoidance of doubt, the duty and obligation of Endgate to provide the Pertinent Materials to HNS shall be continuous and ongoing throughout the term of this Agreement.

3.   GRANT OF LICENSE RIGHTS BY ENDGATE

         Endgate hereby grants to HNS and HNS hereby accepts from Endgate a irrevocable, non-exclusive, world-wide, paid-up license, with the right to sub-license as further defined herein, under Endgate's Intellectual Property Rights to manufacture, have manufactured, use, sell, lease, or otherwise transfer, alter, and modify the Pertinent Materials as defined in Paragraph G of the

Article entitled PRODUCTION PURCHASE ORDERES AND FORECAST as amended. In the event that Endgate has secured a license to any third party Intellectual Property Rights that are designed into the Pertinent Materials, Endgate shall offer to the other party any such license rights which it is legally or contractually permitted to offer at terms no less favorable than its own license grant.

4.   ENDGATE REPRESENTATIONS AND WARRANTIES

         A. Endgate represents and warrants that it has the full right and power to enter into this Agreement and that there are no outstanding agreements, assignments, or encumbrances to which it is bound which may restrict, or prohibit entry into, or performance under, this Agreement. Endgate further represents and warrants that it has the full power and right to grant the license set forth in Section 2.

         B. Endgate represents and warrants that the Pertinent Materials provided to HNS hereunder does not and shall not infringe the Intellectual Property Rights of any third party.

         C. Endgate represents and warrants that the Pertinent Materials provided to HNS hereunder comprise all of the materials, information, and documentation called for in Section 3.F. of Amendment #2 that is in the possession or control of or available to Endgate relating in any way to the design, modification, manufacture, procurement, testing, performance, and evaluation of the modules.

5.   AUDIT RIGHTS

         A. At the request of HNS, Endgate will permit HNS and/or technical consultants mutually selected by HNS and Endgate, to examine during ordinary business hours such records, files, storage media, equipment and facilities of Endgate for the sole purpose of determining the adequacy of the Pertinent Materials provided by Endgate to HNS and the compliance by Endgate with the obligations to provide such Pertinent Materials to HNS on a continuous, ongoing basis, as set forth in Section 2 of this Agreement.

         B. The fees and expenses incurred by HNS in the performance of such examination of records under Section 5.A above shall be borne by HNS. However, if it is determined in the course of such examination that there is or has been noncompliance on the part Endgate in fulfilling its obligations hereunder, including specifically its obligation under Section 2 of this Agreement, then the total fees and expenses of the examination shall be borne by Endgate.

         C. All information disclosed during any audit shall be considered proprietary information between the parties. Prior to any audit taking place, HNS, Endgate and the third party auditor shall enter into a non-disclosure agreement for the benefit of HNS and Endgate.

6.       TECHNICAL SUPPORT

         Endgate agrees to provide to HNS, at HNS' request and at no additional cost to HNS, technical support for the purpose of ensuring the technical adequacy of the Pertinent Materials provided by Endgate to HNS under this Agreement. Such support shall consist of telephonic and on-site support by Endgate sufficient to explain to HNS technical personnel the function, performance, design, operation, manufacture, structure and composition of the Pertinent Materials.

7.       TERM

         This Agreement shall survive the termination or expiration of the Terms and Conditions for 38 GHz ODU between Hughes Network Systems and Endgate Corporation (Contract No. JBG-020798-l) and shall continue until termination hereof by HNS.

8.       INCONSISTENT TERMS

         In the event of any inconsistency between the terms and conditions of Amendment #2 and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control.